DECLARATION OF TRUST

KNOW ALL MEN BY THESE PRESENTS that I, **RONNIE BIRCH**, hereby declare that the mineral claims know and described as follows, namely:

Tenure Number	Claim Name	Map Number	Claim Area
509842	Westmoreland	082L	247.795 hectares
509931	Westmoreland	082L	268.4 hectares
511569	Westmoreland	082L	206.46 hectares

located in the Kamloops Mining Division, British Columbia, Canada, (all of which said mineral claims are hereinafter collectively referred to as the "Claims") which are registered in my name, are held by me in trust for **OKANA VENTURES, INC.**, for its sole use and benefit, and that I have no interest in the said claims other than that of a bare trustee.

AND I DO FURTHER agree, on demand, to transfer all right, title and interest in and to the Claims to the said **OKANA VENTURES, INC.**, or its nominee, and that I shall not deal with the Claims in any manner whatsoever, except as may be otherwise directed, in writing, by the said **OKANA VENTURES, INC.**

IN WITNESS WHEREOF I have executed these presents at Vernon, British Columbia, Canada this 27th day of May, 2005.

SIGNED, SEALED AND DELIVERED by **RONNIE BIRCH** in the presence of:

[signature]

MERVYN WEISS

[signature]

RONNIE BIRCH